SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 21, 2003

NRG Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300	Minneapolis, MN 55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-373-5300

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release

Item 5. Other Events and Regulation FD Disclosure.

On October 21, 2003, NRG Energy, Inc., a wholly owned subsidiary of Xcel Energy (NYSE: XEL), announced David W. Crane has been appointed President and Chief Executive Officer of NRG Energy, Inc., effective December 1, 2003.

The press release reporting the sale is filed with this Form 8-K as Exhibit 99.1. See “Item 7. Financial Statements and Exhibits.”

Item 7. Financial Statements and Exhibits.

The following exhibits is file with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued October 21, 2003, of NRG Energy, Inc.

Certain statements included in this Current Report on From 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to statements regarding NRG’s future prospects and its future positioning in the independent power industry. Factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements above include, among others, general economic conditions and conditions in the independent power industry, and NRG’s ability to emerge from Chapter 11 as planned.

The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report on Form 8-K should not be construed as exhaustive. For more information regarding risks and uncertainties that may affect NRG’s future results, review NRG’s other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By	/s/ Scott J. Davido

Scott J. Davido Senior Vice President and General Counsel

Dated: October 22, 2003